UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2016

Date of reporting period:  August 31, 2016

Item 1. Reports to Stockholders.

Annual Report

Morgan Dempsey Small/Micro Cap Value Fund (MITYX)

August 31, 2016

Investment Adviser

Morgan Dempsey Capital Management, LLC
111 Heritage Reserve
Suite 200
Menomonee Falls, Wisconsin 53051

Phone: 877-642-7227

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	8

INVESTMENT HIGHLIGHTS	10

SCHEDULE OF INVESTMENTS	12

STATEMENT OF ASSETS AND LIABILITIES	16

STATEMENT OF OPERATIONS	17

STATEMENTS OF CHANGES IN NET ASSETS	18

FINANCIAL HIGHLIGHTS	20

NOTES TO FINANCIAL STATEMENTS	22

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	29

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	30

NOTICE OF PRIVACY POLICY & PRACTICES	34

ADDITIONAL INFORMATION	35

Dear Shareholders,

Since July of 2014, investors have been experiencing a “risk-on” environment in the equity markets that has been occasionally interrupted by “risk-off” reactions to either actual or anticipated interest rate hikes.  As a result of the single Federal Reserve interest rate hike of 25 basis points in December of 2015, there was a sharp correction which illustrated the advantages of owning a fund that focuses on higher quality investments.  In a few short weeks, the rush to safety (risk-off) reversed the 1 month, 3 month, 6 month, and 1 year periods of underperformance for the Fund, and resulted in the Fund outperforming its index, the Russell 2000 Value Index, during those periods ended December 31, 2015.

For the periods ended August 31, 2016:
	MD Small/Micro	Russell 2000
	Cap Value Fund	Value TR Index
1 year	8.55%	13.80%
5 year	7.58%	12.63%
Since Inception (12/31/2010)	5.93%	9.34%

For the periods ended December 31, 2015:

	MD Small/Micro	Russell 2000
	Cap Value Fund	Value TR Index
1 month	(3.52)%	(5.27)%
3 month	5.62%	2.88%
6 month	(6.81)%	(8.17)%
1 year	(7.41)%	(7.47)%

The Fund’s Gross Expense Ratio is 1.58% as reported in the Prospectus dated December 31, 2015.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares,  when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 877-642-7227. The Fund imposes a 2% redemption fee on shares held less than 90 days. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Investors largely abandoned their short-term preference for quality by March 2016 and returned to favoring the stocks of more levered companies with poorer quality balance sheets.

We suspect that one of the reasons for investors’ returned enthusiasm for lower quality equities is their belief that Central banks will continue to intervene at the first sign of stock market distress.  They have not been disappointed.  For example, the European Central bank’s almost immediate pledge to supply liquidity as global markets plunged after the unexpected Brexit vote was followed by the Bank of England’s announcement of the probability of additional monetary policy easing in the near future.  These were the kind of actions that investors have come to expect any time that either external events or indications of weakening economic fundamentals resulted in equity market declines.  Since dovish Central bank actions almost always ignite “risk-on” rallies, they encourage risk taking and an aggressive “buy the dip” mentality even if higher valuations are not supported by either economic or individual company fundamentals.

We believe that there are more reasons for caution than exuberance in the current investment environment.  U.S. Treasury prices rose precipitously during the second calendar quarter in 2016, with longer-dated bonds approaching their all-time low yields.  Although part of this phenomenon can be explained by demand for positive yielding U.S. Treasuries in an era of negative government bond yields in many developed markets, declining interest rates historically have signaled weakening economic growth.  This makes it unsurprising that U.S. economic data continues to be mixed at best and analysts expect second quarter S&P 500 Index earnings to decline year-over-year for the fifth consecutive quarter. When you combine these factors with stock market valuations that are at levels significantly above historic norms, caution is in order.

We don’t believe that expecting the central banks to intervene continually to support stock prices is a good reason to be more aggressive in the Fund at this time.  It is difficult to be overly positive about stocks in general with the S&P 500 Index nearing all-time highs as earnings decline and U.S. Treasury yields on longer bonds near all-time lows.  We believe this is a time when a focus on risk control and a conservative portfolio structure is more important than trying to capture all of the upside during Central bank catalyzed market rallies.

Issue Specific

The following were our strongest performing companies and our weakest performing companies for the Fund year ended August 31, 2016:

Top 3 Contributors for the Fund year ended August 31, 2016:

Granite Construction Inc.	Industrials: Transportation Infrastructure Construction

Granite Construction operates as a heavy civil contractor and a construction materials producer. With the passing of a national long-term highway bill, large project bid momentum is starting to increase, and we see this trend continuing for the foreseeable future. Granite’s construction materials segment is also continuing to strengthen. The outlook remains strong, and Granite’s backlog continues to grow. While it might take several quarters before Granite is fully impacted by the passing of the highway bill, their business continues to improve.

MSA Safety, Inc.	Industrials: Safety Clothing and Equipment

MSA Safety Incorporated develops, manufactures, and supplies safety products that protect people and facility infrastructures in North America, Europe, and internationally. The company continues to see strong demand for their newest product, the G1 self-contained breathing apparatus (SCBA). The company also expects that some of its other markets that have been depressed because of lower oil/gas prices should rebound in 2016/2017.

Marcus Corporation	Consumer Disc: Entertainment – Movie Theaters

The Marcus Corporation, together with its subsidiaries, operates as a lodging and entertainment company in the United States. It operates through two segments, Movie Theatres, and Hotels and Resorts. Marcus continues to benefit from a strong theater slate. The upcoming slate looks strong as well. There is no shortage of summer blockbusters. There is also further possibilities of divesting hotels and acquiring more theaters. They have nearly ended a cycle of relatively higher capital expenditures (CAPEX) and are realizing the benefits of their investments into updating their theaters and hotels.

Bottom 3 Contributors for the Fund year ended August 31, 2016:

Lannett Company, Inc.	Health Care: Generic Pharmaceuticals

Lannett Co., Inc. engages in the development, manufacture, market, and distribution of generic pharmaceutical products. Its pharmaceutical products are distributed to drug wholesalers, chain drug retailers, private label distributors, mail-order pharmacies, other pharmaceutical manufacturers, managed care organizations, hospital buying groups, governmental entities and health maintenance organizations. In 2015 Lannett acquired Krembers Urban Pharmaceuticals. The purchase was large relative to the size of Lannett and the company was forced to take on substantial debt. In addition, it has taken some time to fully integrate both companies with each other. The position was sold during the year.

L. B. Foster Company	Industrials: Structural Metal, Plate Work, & Sheet Metal

L.B. Foster Company manufactures, fabricates, and distributes products and services for the rail, construction, energy, and utility markets worldwide. The loss of income from the Union Pacific business continues to weigh on results but the company is aggressively looking to replace that business. The slowdown of rail traffic could be both a positive and a negative for the company. In the past, rail carriers have used slowdowns as opportunities to repair and add on to existing rail lines. The slowdown does hurt cash flows and limits the ability for some the rail carriers to spend on CAPEX.

Flowers Foods, Inc.	Consumer Staples: Packaged Food – Bread & Bakery Products

Flowers Foods, Inc. produces and markets packaged bakery foods in the U.S. It operates its business through two segments: Direct Store Delivery and Warehouse Delivery. Flowers’ traditional brands such as Wonder Bread have faced slowing demand with the growing demand for organic products. To combat this, Flowers has made several targeted acquisitions in this space, acquiring Alpine Valley Bread and Dave’s Killer Bread. These acquisitions will take time to assimilate. The company is implementing some cost cutting measures to help counter slowing sales.

Sector Performance:

The following were our strongest performing sectors and our weakest performing sectors for the Fund year ended August 31, 2016:

For the year, the Fund selections and weightings in Consumer Discretionary and Energy positively impacted Fund performance. The Fund outperformed in Financials and Health Care but was negatively impacted by being underweight in Real Estate (formally grouped inside of the Financials Sector), Information Technology, and Utilities.

Top 3 Performing Industries:

Consumer Discretionary
Energy
Telecommunication Services

Bottom 3 Performing Industries:

Real Estate
Information Technology
Consumer Staples

Year-End Perspective

The Fund is positioned for a sustained shift back to value and away from high beta, low-quality stocks.  From a strategic analysis, we consider most of the Fund Portfolio as defensive in nature. We believe that the conservative nature of the companies in which the Fund invests (high levels of cash and low debt) makes the Fund defensive with strong management and aversion to debt, which, in turn, makes the Fund’s holdings attractive in difficult economic environments.

If the economy improves, that strength should be reflected in the Q3 2016 earnings, and we expect the Federal Reserve to make good on its stated intention to raise interest rates again in December.  We were correct in 2015 that even a modest increase would provide the needed catalyst for equity investors to shift away from highly leveraged, high beta stocks, and begin to favor low debt, strong balance sheet companies.  Increasing interest rates by only one-quarter of one percent by the Federal Reserve caused the “risk-on” mentality to sharply reverse course. We expect the same effect if the Federal Reserve raises rates again in December 2016.  If the economy continues to improve, we expect further rate hikes and a return to normalized interest rates, which we believe will benefit the Fund relative to the Russell 2000 Value Index. The risk of a high cost of capital environment eventually emerging is real and should benefit the Fund relative to the more highly levered index.

If the economy weakens, and that weakness is reflected in the Q3 2016 earnings, we expect the equity markets to respond by moving to more defensive, low debt, strong balance sheet companies.

If, however, the economy continues its anemic 1-2% growth rate, neither growing at the historic recovery rates of 3-5% which would prompt the Federal Reserve to raise rates, nor significantly weakening, prompting investors to “flee to safety”, then we might expect the Fund to underperform as the “risk-on” mentality bolstered by monetary policy should continue to favor highly levered companies the Fund will not own.

Continued risk to the economic landscape in the U.S.

As we have stated in the past, the Affordable Health Care Act, Federal regulation expansion, and the growing Federal deficit are major risks to the economy and the equity markets, all of which stem from the current Administration’s corrosive policies.

Fundamental, geopolitical, behavioral, themes, sectors, etc.:

The number of geopolitical tensions does not appear to be in short supply. Terrorism and economic uncertainty weigh on the markets, even if it is not reflected in the current levels. The U.S. political elections should also create added uncertainty.

Potential opportunities:

We still see valuations higher than we would normally like in the small/micro universe, but we are finding micro capitalization companies less efficiently priced.  We can generally find opportunities in the under followed micro-cap area in undiscovered names and trading at the more reasonable valuations.

The Fund continues to hold industrial companies with high-quality balance sheets that leverage their advantage from the “re-on shoring” of manufacturing that was previously exported and is now returning to the U.S.  We look for companies that leverage new technology that they may not have internally created, such as robotics. Many Industrials are currently being negatively impacted by their exposure to the oil and gas markets. Some price stabilization in oil has been beneficial.

The Fund is heavy in companies that are participating in the repair of our crumbling infrastructure. In 2014 the report card issued by the U.S. Army Corps of Engineers called for $3.2 trillion in transit repair and replacement. This includes highways, bridges, turnpikes, dams, levees, canals, marinas, and airport construction. This has been a fairly long-term theme for the Fund, and as money is spent from the highway bill passed in December of 2015, we believe our companies that operate in road and infrastructure construction should continue to benefit.

We expect trepidation in the equity markets will be reflective of the strength of the economic recoveries impact on the Fed’s decision in December 2016 to raise interest rates or keep them at the current level.  As stated before, we believe the Fund is well-positioned for either eventuality, but we believe the Fund could benefit more from a normalized interest rate environment.

Looking ahead to a new Fund year, we believe our pursuit of companies with strong competitive characteristics, strong “fortress” balance sheets combined with our preference for Founder/Owner Operator run businesses we believe offers the Fund an additional level of protection if the economy weakens or there is a sharp correction in the equity markets. Our emphasis on dynamic, strong business models and market leaders who are focused on organic growth through new product development should allow us to continue to participate in up markets. We remain fully invested and confident that we can achieve our goal of outperforming our benchmark over full market cycles.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of Morgan Dempsey Capital Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in small and micro cap companies involve additional risks such as limited liquidity and greater volatility.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of its underlying portfolio.

Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Beta measures the sensitivity of rates of return on a fund to general market movements.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

The Russell 2000® Value TR Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

The Morgan Dempsey Small/Micro Cap Value Fund is distributed by Quasar Distributors, LLC.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/16 – 8/31/16).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Fund within 90 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the direct expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example (Continued)
(Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/16	8/31/16	3/1/16 – 8/31/16*
Actual	$1,000.00	$1,121.50	$6.93
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,018.60	$6.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund invests in companies with micro- and small-size market capitalizations (“micro-cap” and “small-cap” companies).  The Fund currently defines micro-cap companies as companies with market capitalizations between $50 million and $500 million and small-cap companies as companies with market capitalizations between $500 million and $3 billion.  Under normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks and other equity securities of micro-cap and small-cap companies.  The Fund’s allocation of portfolio holdings as of August 31, 2016 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Continued

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of August 31, 2016

			Since Inception
	One Year	Five Years	(12/31/10)
Morgan Dempsey
Small/Micro Cap Value Fund	8.55%	7.58%	5.93%
Russell 2000® Value
Total Return Index	13.80%	12.63%	9.34%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-642-7227. The Fund imposes a 2.00% redemption fee on shares redeemed within ninety days of purchase. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 2000® Value Total Return Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments

August 31, 2016

	Shares	Value
COMMON STOCKS – 100.55%

Aerospace & Defense – 3.16%
CPI Aerostructures, Inc. (a)	8,187	$51,169
Cubic Corp.	3,481	162,980
National Presto Industries, Inc.	3,222	281,152
SIFCO Industries, Inc. (a)	7,984	52,295
		547,596

Automobiles – 1.10%
Thor Industries, Inc.	2,360	191,514

Banks – 2.75%
Ames National Corp.	3,189	86,805
Bar Harbor Bankshares	2,470	90,896
First of Long Island Corp.	4,945	162,195
German American Bancorp, Inc.	3,739	137,820
		477,716

Building Products – 1.93%
Apogee Enterprises, Inc.	6,903	334,105

Chemicals – 2.21%
Hawkins, Inc.	3,679	160,699
KMG Chemicals, Inc.	7,906	221,842
		382,541

Commercial Services & Supplies – 5.09%
MSA Safety, Inc.	15,164	883,303

Construction & Engineering – 4.34%
Granite Construction, Inc.	15,671	752,208

Containers & Packaging – 4.16%
AptarGroup, Inc.	9,263	722,329

Diversified Financial Services – 0.16%
Value Line, Inc.	1,549	27,603

Electrical Equipment – 3.29%
Espey Manufacturing & Electronics Corp.	6,077	159,825
LSI Industries, Inc.	28,675	290,478
Powell Industries, Inc.	3,009	119,608
		569,911

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

August 31, 2016

	Shares	Value

Electronic Equipment, Instruments & Components – 2.60%
Badger Meter, Inc.	2,051	$135,345
Kimball Electronics, Inc. (a)	13,984	169,487
Park Electrochemical Corp.	8,878	146,842
		451,674

Energy Equipment & Services – 5.51%
CARBO Ceramics, Inc.	12,745	159,695
Dril-Quip, Inc. (a)	3,250	180,603
Gulf Island Fabrication, Inc.	14,354	126,315
RPC, Inc. (a)	8,685	133,141
Unit Corp. (a)	20,828	355,950
		955,704

Food & Staples Retailing – 2.20%
Weis Markets, Inc.	7,493	381,693

Food Products – 8.27%
Cal-Maine Foods, Inc.	6,077	279,177
Flowers Foods, Inc.	9,137	136,233
J & J Snack Foods Corp.	6,490	791,780
Sanderson Farms, Inc.	2,360	227,103
		1,434,293

Health Care Equipment & Supplies – 6.43%
Atrion Corp.	472	213,302
ICU Medical, Inc. (a)	1,805	225,210
Kewaunee Scientific Corp.	3,127	73,954
Merit Medical Systems, Inc. (a)	8,105	196,465
Span-America Medical Systems, Inc.	9,322	164,720
Utah Medical Products, Inc.	3,847	242,398
		1,116,049

Hotels, Restaurants & Leisure – 7.96%
Marcus Corp.	48,146	1,136,246
Monarch Casino & Resort, Inc. (a)	10,266	244,228
		1,380,474

Household Durables – 1.27%
Hooker Furniture Corp.	9,440	219,574

Household Products – 0.87%
Oil-Dri Corp. of America	3,981	150,442

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

August 31, 2016

	Shares	Value

Insurance – 0.73%
Baldwin & Lyons, Inc. – Class B	5,006	$126,351

Internet & Catalog Retail – 0.95%
Duluth Holdings, Inc. (a)	5,428	164,523

Leisure Products – 9.47%
Arctic Cat, Inc.	9,734	137,931
Johnson Outdoors, Inc. – Class A	12,863	432,840
Sturm, Ruger & Co., Inc.	17,500	1,072,574
		1,643,345

Machinery – 19.04%
Astec Industries, Inc.	6,195	364,204
Columbus McKinnon Corp.	11,978	210,334
Franklin Electric Co, Inc.	2,618	100,139
FreightCar America, Inc.	7,237	104,213
Gorman-Rupp Co.	34,125	926,836
Graham Corp.	9,322	178,143
Hardinge, Inc.	18,114	191,465
Hyster-Yale Materials Handling, Inc. – Class A	3,623	187,418
LB Foster Co. – Class A	14,810	177,868
Lincoln Electronic Holdings, Inc.	2,099	133,412
LS Starrett Co. – Class A	3,785	42,316
MFRI, Inc. (a)	14,279	107,949
Miller Industries, Inc.	5,790	128,017
Sun Hydraulics Corp.	7,292	224,739
Twin Disc, Inc.	17,347	225,338
		3,302,391

Metals & Mining – 1.17%
Ampco-Pittsburgh Corp.	10,736	115,949
Synalloy Corp.	12,509	87,813
		203,762

Road & Rail – 0.68%
Marten Transport Ltd.	5,503	118,700

Semiconductors & Semiconductor Equipment – 2.37%
Cabot Microelectronics Corp.	3,540	176,009
MKS Instruments, Inc.	4,838	235,804
		411,813

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

August 31, 2016

	Shares	Value

Specialty Retail – 1.18%
Buckle, Inc.	5,959	$153,564
Zumiez, Inc. (a)	3,063	51,152
		204,716

Textiles, Apparel & Luxury Goods – 0.60%
Lakeland Industries, Inc. (a)	10,470	103,339

Thrifts & Mortgage Finance – 1.06%
Hingham Institution for Savings	1,416	183,967
TOTAL COMMON STOCKS (Cost $17,375,289)		$17,441,636

SHORT-TERM INVESTMENTS – 0.37%

Money Market Funds – 0.37%
First American Prime Obligations Fund – Class Z, 0.230% (b)	64,577	64,577
TOTAL SHORT-TERM INVESTMENTS (Cost $64,577)		64,577

Total Investments (Cost $17,439,866) – 100.92%		17,506,213
Liabilities in Excess of Other Assets – (0.92%)		(160,130)
TOTAL NET ASSETS – 100.00%		$17,346,083

(a)	Non-income producing security.
(b)	Seven day yield as of August 31, 2016.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Assets and Liabilities

August 31, 2016

Assets
Investments, at value (cost $17,439,866)	$17,506,213
Dividends and interest receivable	25,723
Receivable for investments sold	355,497
Receivable for Fund shares sold	2,159
Other assets	8,852
Total Assets	17,898,444

Liabilities
Payable for Fund shares redeemed	505,374
Payable to affiliates	19,147
Payable to Advisor	5,179
Accrued expenses and other liabilities	22,661
Total Liabilities	552,361
Net Assets	$17,346,083

Net Assets Consist of:
Paid-in capital	$23,014,783
Accumulated undistributed net investment income	63,846
Accumulated net realized loss	(5,798,893)
Net unrealized appreciation on investments	66,347
Net Assets	$17,346,083

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,392,310

Net asset value, redemption price and offering price per share(1)	$12.46

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within ninety days of purchase.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Operations

For the Year Ended August 31, 2016

Investment Income
Dividend income	$331,039
Interest income	745
Total Investment Income	331,784

Expenses
Management fees	207,634
Administration fees	42,376
Transfer agent fees and expenses	29,309
Fund accounting fees	28,567
Federal and state registration fees	23,068
Legal fees	17,700
Audit and tax fees	16,994
Custody fees	11,759
Chief Compliance Officer fees	8,008
Trustees’ fees	5,709
Reports to shareholders	4,981
Interest expense	1,166
Other expenses	5,937
Total Expenses	403,208
Less waivers and reimbursements by Adviser (Note 4)	(156,656)
Net Expenses	246,552

Net Investment Income	85,232

Realized and Unrealized Gain (Loss) on Investments
Net realized loss from investments	(2,710,010)
Change in net unrealized appreciation on investments	3,923,766
Net Realized and Unrealized Gain on Investments	1,213,756
Net Increase in Net Assets from Operations	$1,298,988

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2016	August 31, 2015
From Operations
Net investment income	$85,232	$193,673
Net realized loss from investments	(2,710,010)	(772,230)
Net change in unrealized
appreciation (depreciation) on investments	3,923,766	(6,018,635)
Net increase (decrease) in net assets from operations	1,298,988	(6,597,192)

From Distributions
Net investment income	(126,967)	(171,346)
Net realized gain on investments	—	(3,370,504)
Net decrease in net assets resulting
from distributions paid	(126,967)	(3,541,850)

From Capital Share Transactions
Proceeds from shares sold	6,178,892	11,215,371
Net asset value of shares issued to shareholders
in payment of distributions declared	20,976	546,383
Costs for shares redeemed(1)	(17,423,899)	(64,498,313)
Net decrease in net assets from
capital share transactions	(11,224,031)	(52,736,559)

Total Decrease in Net Assets	(10,052,010)	(62,875,601)

Net Assets:
Beginning of year	27,398,093	90,273,694
End of year	$17,346,083	$27,398,093
Accumulated Undistributed Net Investment Income	$63,846	$105,581

(1)	Net of redemption fees of $2,082 and $1,191 for the years ended August 31, 2016 and August 31, 2015, respectively.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Financial Highlights

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Paid-in capital from redemption fees (Note 2)(2)
Net Asset Value, End of Year
Total Return

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets:
Before waiver and expense reimbursement
After waiver and expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement
After waiver and expense reimbursement
Portfolio turnover rate

(1)	Per share net investment income (loss) has been calculated using the daily average shares outstanding method.
(2)	Rounds to less than 0.5 cent per share.
(3)
The ratio of expenses to average net assets includes interest expenses.  The annualized before waiver, expense reimbursement and after waiver, expense reimbursement ratios excluding interest expenses were 1.57% and 1.30% and 2.13% and 1.30% for the years ended August 31, 2015 and August 31, 2016, respectively.

(4)	Includes a voluntary waiver by U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. which amounted to 0.53% of the total waiver.
(5)	Effective December 29, 2011, the expense cap was lowered to 1.30% from 2.00%.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Financial Highlights (Continued)

Per Share Data for a Share Outstanding Throughout Each Year

Year Ended August 31,
2016		2015		2014		2013		2012
$11.56		$13.79		$12.30		$10.20		$9.62

0.05		0.05		0.02		0.07		0.04
0.93		(1.52)		1.63		2.29		0.57
0.98		(1.47)		1.65		2.36		0.61

(0.08)		(0.04)		(0.00	)(2)	(0.17)		—
—		(0.72)		(0.16)		(0.09)		(0.03)
(0.08)		(0.76)		(0.16)		(0.26)		(0.03)
0.00		0.00		0.00		0.00		0.00
$12.46		$11.56		$13.79		$12.30		$10.20
8.55%		(11.04)%		13.43%		23.64%		6.40%

$17,346		$27,398		$90,274		$18,110		$2,841

2.14	%(3)	1.58	%(3)	1.59%		3.42%		7.75%
1.31	%(3)	1.31	%(3)	1.30%		1.30	%(4)	1.49	%(5)

(0.38)%		0.12%		(0.13)%		(1.52)%		(5.82)%
0.45%		0.39%		0.16%		0.60	%(4)	0.44	%(5)
16.66%		7.83%		13.87%		37.76%		11.76%

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements
August 31, 2016

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”) represents a distinct diversified series with its own investment objective and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund became effective on April 30, 2010 and commenced operations on December 31, 2010.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.  Costs incurred by the Fund in connection with the organization and the initial public offering of shares were paid by Morgan Dempsey Capital Management, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a Pricing Service.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2016

the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer.  Any discount or premium is accreted or amortized over the expected life of the respective security.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.  All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 –	Quoted prices in active markets for identical securities.

•	Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2016:

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2016

	Level 1(1)	Level 2(1)	Level 3	Total
Assets:
Common Stocks(2)	$17,441,636	$—	$—	$17,441,636
Short-Term Investments	64,577	—	—	64,577
Total Investments
in Securities	$17,506,213	$—	$—	$17,506,213

(1)
Transfers between levels resulted from securities priced previously with an official close price (Level 1 securities), or on days where there has been no sale on such exchange or on NASDAQ the security is valued at the mean price between the most recent bid and asked prices (Level 2 securities).

(2)	See the Schedule of Investments for industry classifications.

Transfers between Levels are recognized as of the end of the fiscal year. Transfers as of August 31, 2016 are summarized in the table below:

Transfers into Level 1	$73,954
Transfers out of Level 1	—
Net transfers in and/or out of Level 1	$73,954
Transfers into Level 2	$—
Transfers out of Level 2	(73,954)
Net transfers in and/or out of Level 2	$(73,954)

The Fund held no Level 3 securities during the year ended August 31, 2016. The Fund did not hold any financial derivative instruments during the reporting period.

(b) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2016, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the year ended August 31, 2016, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended August 31, 2013.

(c) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long-term or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2016

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The Fund charges a 2.00% redemption fee on shares redeemed within ninety days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The Fund collected redemption fees during the year ended August 31, 2016 amounting to $2,082.

(f) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the first in – first out “FIFO” method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 were as follows:

	August 31, 2016	August 31, 2015
Ordinary Income	$126,967	$1,301,826
Long-Term Capital Gain	—	2,240,024

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2016

As of August 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$17,750,780
Gross tax unrealized appreciation	2,881,938
Gross tax unrealized depreciation	(3,126,505)
Net tax unrealized appreciation	$(244,567)
Undistributed ordinary income	63,846
Undistributed long-term capital gain	—
Total distributable earnings	$63,846
Other accumulated loss	(5,487,979)
Total accumulated loss	$(5,668,700)

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

At August 31, 2016, the Fund had the following short-term and long-term capital losses remaining, which will be carried forward indefinitely to offset future realized capital gains.  To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended August 31, 2016.

Short-Term	$2,511,152
Long-Term	2,976,827
$5,487,979

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended August 31, 2016, no such classifications were required.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.10% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through December 29, 2017, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.30% of the Fund’s average daily net assets (the “Expense Limitation Cap”).  For the year

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2016

ended August 31, 2016, expenses of $156,656 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

August 31, 2017	$161,478
August 31, 2018	$134,107
August 31, 2019	$156,656

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  Fees and expenses incurred for the year ended August 31, 2016, and owed as of August 31, 2016 are as follows:

	Incurred	Owed
Administration	$42,376	$6,848
Accounting	$28,567	$4,756
Transfer Agency	$29,309	$4,756
Custody	$11,759	$1,446

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Fund also has a line of credit with US Bank (see Note 9).

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended August 31, 2016, the Fund was allocated $8,008 of the Trust’s Chief Compliance Officer fees.  As of August 31, 2016, fees of $1,341 were owed by the Fund to USBFS for Chief Compliance Officer services.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2016

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	August 31, 2016	August 31, 2015
Shares sold	542,809	889,056
Shares redeemed	(1,522,235)	(5,111,921)
Shares reinvested	1,850	44,205
Net decrease	(977,576)	(4,178,660)

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended August 31, 2016, were $3,144,214 and $14,049,105, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  US Bank, custodian for the Fund, and Quasar, distributor for the Fund, are wholly owned subsidiaries of U.S. Bancorp.  USBFS provides transfer agency, fund accounting and fund administration services to the Fund and is a subsidiary of US Bank.  US Bank, for the benefit of its customers, holds more than 25% of the Fund’s outstanding shares, 71.38%, therefore, these entities are all considered affiliates of the Fund.

(9)	Line of Credit

At August 31, 2016, the Fund had a line of credit in the amount of the lessor of $2,500,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 11, 2017.  There was $5,000,000 credit line available through August 12, 2016.  This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the bank’s prime rate (3.25% through December 16, 2015 and 3.50% thereafter through August 31, 2016).  The credit facility is with the Fund’s custodian, US Bank. During the year ended August 31, 2016, the Fund had borrowings on the line of credit on forty-seven days, with an average borrowing and interest rate on those days of $271,085 and 3.32%, respectively. Interest expense of $1,166 incurred during the period is included within interest expense on the Statement of Operations. The balance as of November 9, 2015 of $901,000 was the maximum amount of borrowings outstanding during the year ended August 31, 2016. As of August 31, 2016, the Fund did not have any borrowings on the line of credit outstanding.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders of Morgan Dempsey Small/Micro Cap Value Fund and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”), a series of the Trust for Professional Managers, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Dempsey Small/Micro Cap Value Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 28, 2016

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 3, 2016 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”), a series of the Trust, and Morgan Dempsey Capital Management, LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 15, 2016 (the “June 15, 2016 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2017.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Mr. Brian Rafn, the Fund’s portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activity and its continuing commitment to the Fund.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2016.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to the Fund’s benchmark index, the Russell 2000 Value Index, and in comparison to a peer group of U.S. open-end small blend funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of other separately-managed accounts of the Adviser that are similar to the Fund in terms of investment strategy.

The Trustees noted that the Fund’s performance for each of the year-to-date and one-year periods ended April 30, 2016 was above the Morningstar Peer Group median.  The Trustees also noted that the Fund’s performance for each of the three-year and five-year periods ended April 30, 2016 was below the Morningstar Peer Group median.  The Trustees further noted that for the year-to-date and one-year periods ended March 31, 2016, the Fund had outperformed the Russell 2000 Value Index, but lagged the Index for the three-year, five-year and since inception periods.  The Trustees also noted that the Fund’s performance was generally in alignment with the performance of other separately managed accounts managed by the Adviser for the year-to-date, one-year, three-year, five-year and since inception periods ended March 31, 2016.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements provided by the Adviser.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser continued to subsidize the Fund’s operations following the Fund’s inception and had not yet recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage arrangements, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 15, 2016 meeting and the August 3, 2016 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.10% fell at the top of the fourth quartile and ranked above the Morningstar Peer Group median of 0.90%.  The Trustees observed that the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.30% fell within the third quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.17%, which fell within the second quartile.

The Trustees also compared the fees paid by the Fund to the fees paid by other separately-managed accounts of the Adviser that were similar to the Fund in terms of investment discipline.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Fund was not profitable to the Adviser and that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite subsidizing the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or greater exposure to press coverage appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2017 as being in the best interests of the Fund and its shareholders.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 100% of its ordinary income distribution for the year ended August 31, 2016, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2016, 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-642-7227.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	35	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 61		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
five portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	35	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 59		2001	(1986–present).		(an open-end
investment
company with
five portfolios).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	35	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager,
Milwaukee, WI 53202		October 23,	Director, Chief		Ramius IDF
Age: 73		2009	Administrative		fund complex
			Officer (“CAO”) and		(two closed-
			Chief Compliance		end investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trust (an open-
			management firm)		end investment
			(1994–2011).		company with
one portfolio)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	35	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 54		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
five portfolios).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,	Services, LLC
Age: 59	Executive	2013	(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,	Services, LLC
Age: 42	and	2013	(2002–present).
Principal
Financial
and
Accounting
Officer

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer,	July 1,	U.S. Bancorp Fund
Age: 56	Vice	2014	Services, LLC
	President		(January 2014–
	and		present); CCO
	Anti-Money		(2003–2013) and
	Laundering		Senior Vice
	Officer		President, Ariel
Investments, LLC
(2010–2013); Vice
President, Ariel
Investments, LLC
(2003–2010).

Adam W. Smith	Secretary	Indefinite	Assistant	N/A	N/A
615 E. Michigan St.		Term; Since	Vice President,
Milwaukee, WI 53202		May 29,	U.S. Bancorp Fund
Age: 34		2015	Services, LLC
(April 2012–present);
Research Associate,
Vista360, LLC (May
2010–April 2012).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jesse J. Schmitting	Assistant	Indefinite	Assistant	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Vice President,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 34		2011	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Assistant	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Vice President,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 29		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Officer,	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		April 23,	Services, LLC
Age: 28		2015	(2011–present).

Melissa Aguinaga	Assistant	Indefinite	Officer,	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		July 1,	Services, LLC
Age: 29		2015	(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-642-7227. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available without charge, upon request, by calling, toll free, 1-877-642-7227, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the complete schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-642-7227 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Investment Adviser	Morgan Dempsey Capital Management, LLC
111 Heritage Reserve
Suite 200
Menomonee Falls, Wisconsin 53051

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2016	FYE 8/31/2015
Audit Fees	$14,500	$14,000
Audit-Related Fees	0	0
Tax Fees	2,500	2,500
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2016	FYE 8/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2016	FYE 8/31/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 7, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date     11/4/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ John Buckel
John Buckel, President

Date     11/4/2016

By (Signature and Title)*   /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     11/4/2016

* Print the name and title of each signing officer under his or her signature.